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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 23, 2005

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                          CARDINAL COMMUNICATIONS, INC.
               (Exact name of registrant as specified in Charter)

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
             Nevada                               1-15383                           91-2117796
 (State or other jurisdiction of           (Commission File No.)         (IRS Employee Identification No.)
 incorporation or organization)
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                       390 Interlocken Crescent, Suite 900
                           Broomfield, Colorado 80021
                    (Address of Principal Executive Offices)

                                  303-285-5379
                            (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         This Form 8-K and other reports filed by Usurf America, Inc. (the "Registrant" or the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

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Item 8.01.        Other Events.


On June 23, 2005, the Company was advised that NASDAQ received the necessary documentation to process the name change from USURF America, Inc. to Cardinal Communications, Inc.. This corporate action will take effect at the open of business June 24, 2005. The new trading symbol from this date forward will be "CDNC", quoted on the Over-The-Counter Bulletin Board.

            Exhibit No.                Description
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            99.1                       Press Release Dated June 24, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Cardinal Communications, Inc.

                                      By: /s/ David A. Weisman
                                          -------------------------------
                                          Chief Executive Officer

Date: June 24, 2005

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                                  EXHIBIT INDEX

Exhibit
No.          Description
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99.1         Press Release Dated June 24, 2005